Exhibit 10.12

PROMISSORY NOTE

Principal $1,200,000.00	Loan Date 12-14-2004	Maturity 06-14-2005	Loan No 512583	Call /Coll	Account	Officer 456	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SOUND SURGICAL TECHNOLOGIES LLC	Lender:	COLORADO BUSINESS BANK
	357 S. MCCASLIN BLVD. LOUISVILLE, CO 80026		WEST 15710 WEST COLFAX AVENUE GOLDEN, CO 80401

Principal Amount: $1,200,000.00	Initial Rate: 5.000%	Date of Note: December 14, 2004

PROMISE TO PAY.    SOUND SURGICAL TECHNOLOGIES LLC (“Borrower”) promises to pay to COLORADO BUSINESS BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of One Million Two Hundred Thousand & 00/100 Dollars ($1,200,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.    Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 14, 2005. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning January 14, 2005, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.    The interest rate on this Note is subject to change from time to time based on changes in an index which is the COLORADO BUSINESS BANK PRIME RATE (the “Index”). Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 5.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT.    Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COLORADO BUSINESS BANK, ATTN: LOAN OPERATIONS, P.O. BOX 8779 DENVER, CO 80201.

LATE CHARGE.    If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT.    Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT.    Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default.    Borrower fails to make any payment when due under this Note.

Other Defaults.    Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements.    Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency.    The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.    Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness of any guarantor, endorser, surety or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Adverse Change.    A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity.    Lender in good faith believes itself insecure.

LENDER’S RIGHTS.    Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.    Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.     Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.    This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Colorado. This Note has been accepted by Lender in the State of Colorado.

DISHONORED ITEM FEE.     Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.    To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

PROMISSORY NOTE
Loan No: 512583	(Continued)	Page 2

LINE OF CREDIT.    This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

SUCCESSOR INTERESTS.    The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.    Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COLORADO BUSINESS BANK ATTN: LOAN OPERATIONS P.O. BOX 8779 DENVER, CO 80201

GENERAL PROVISIONS.    Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

SOUND SURGICAL TECHNOLOGIES LLC

By:	/s/ Donald B.Wingerter, Jr.
DONALD B. WINGERTER, JR., CEO of SOUND SURGICAL TECHNOLOGIES LLC

LASER PRO Lending, Ver. 5.24.00.003  Copr. Harland Financial Solutions, Inc. 1997, 2004.    All Rights Reserved.    - CO  L:\CFI\LPL\D20.FC  TR-14434  PR-13

PROMISSORY NOTE

Principal $1,200,000.00	Loan Date 12-14-2004	Maturity 06-14-2005	Loan No 512583	Call / Coll	Account	Officer 456	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SOUND SURGICAL TECHNOLOGIES LLC	Lender:	COLORADO BUSINESS BANK WEST
	357 S. MCCASLIN BLVD. LOUISVILLE, CO 80026		15710 WEST COLFAX AVENUE GOLDEN, CO 80401

Principal Amount: $1,200,000.00	Initial Rate: 5.000%	Date of Note: December 14, 2004

PROMISE TO PAY.    SOUND SURGICAL TECHNOLOGIES LLC (“Borrower”) promises to pay to COLORADO BUSINESS BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of One Million Two Hundred Thousand & 00/100 Dollars ($1,200,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.    Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 14, 2005. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning January 14, 2005, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.    The interest rate on this Note is subject to change from time to time based on changes in an index which is the COLORADO BUSINESS BANK PRIME RATE (the “Index”). Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 5.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT.    Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COLORADO BUSINESS BANK, ATTN: LOAN OPERATIONS, P.O. BOX 8779 DENVER, CO 80201.

LATE CHARGE.    If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT.    Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT.    Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default.    Borrower fails to make any payment when due under this Note.

Other Defaults.    Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements.    Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency.    The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.    Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Adverse Change.    A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity.    Lender in good faith believes itself insecure.

LENDER’S RIGHTS.    Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.    Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation attorneys’ fees and legal expenses for bankruptcy proceedings including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.    Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.    This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Colorado. This Note has been accepted by Lender in the State of Colorado.

DISHONORED ITEM FEE.    Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.    To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

PROMISSORY NOTE
Loan No: 512583	(Continued)	Page 2

LINE OF CREDIT.    This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

SUCCESSOR INTERESTS.    The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.    Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COLORADO BUSINESS BANK ATTN: LOAN OPERATIONS P.O. BOX 8779 DENVER, CO 80201

GENERAL PROVISIONS.    Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

SOUND SURGICAL TECHNOLOGIES LLC

By:	/s/ Donald B.Wingerter, Jr.
DONALD B. WINGERTER, JR., CEO of SOUND SURGICAL TECHNOLOGIES LLC

LASER PRO Lending, Ver. 5.24.00.003  Copr. Harland Financial Solutions, Inc. 1997, 2004.    All Rights Reserved.    - CO  L:\CFI\LPL\D20.FC  TR.14434  PR-13

December 14, 2004

Sound Surgical Technologies LLC

Donald B. Wingerter, Jr., CEO

357 S. McCaslin Blvd., # 100

Louisville, CO. 80027-2932

Dear Mr. Wingerter:

Colorado Business Bank, N.A. is pleased to extend a $1,200,000 revolving line of credit to Sound Surgical Technologies LLC, subject to the following terms and conditions:

BORROWER:	Sound Surgical Technologies LLC

LENDER:	Colorado Business Bank, N.A. (also, the “Bank”).

AMOUNT:	$1,200,000.

TYPE:	Revolving Line of Credit

PURPOSE:	To fund receivables and inventory

RATE:	Colorado Business Bank Prime Rate

COMMITMENT FEE:	$1,500

MATURITY:	June 14, 2005

REPAYMENT:	Interest payable monthly; principal payable at maturity.

GUARANTOR:	Donald B. Wingerter, Jr.

COLLATERAL:	$1,000,000 in Certificates of Deposit (See Addendum A), first lien on accounts, inventory

Colorado Business Bank Prime Rate is that interest rate which is used as an index to price loans individually, based upon but not limited to the compensating balances, the term, the purpose, the credit worthiness and the risk associated with any particular credit. The rate established for any credit may be above or below the Prime/Base Rate depending upon the above assessments.

In consideration of the Lender providing the above referenced credit facilities, the Borrower agrees to abide by all terms, conditions, and covenants of this Letter Agreement and the terms, conditions and covenants of the final loan documents.

You may advance, repay and re-advance against the note, as allowed under the covenants below, up to the amount of the promissory note.

1.	Borrower shall execute all documents required by the Bank and provide certifications as required by the Bank.

2.	Borrower shall be responsible for legal, filing, and other fees associated with closing the above loan.

3.	Borrower may repay at any time without penalty.

4.	Borrower shall allow access for an inspection of any and all records of the Company upon the reasonable request of the Lender.

5.	Borrower shall provide to Lender other such information and reports as Lender may reasonably request from time to time.

6.	Completion of ownership change (public offering) will require subject note being paid in full, payoff of note intended to the proceeds of public offering. At such time, subject note would be paid to zero and cancelled. Donald Wingerter’s personal guarantee would then expire. Also provided is a continuation feature to allow the new public company (Sound Surgical Technologies Inc.) to have a line for same amount ($1,200,000), this loan initially fully secured by C.D. collateral, no personal guarantees.

7.	Borrower shall pay all taxes as and when due, and comply with all regulations imposed by any and all governing authorities.

8.	Borrower shall maintain in force insurance satisfactory to the Bank covering all assets. The Lender shall be named as loss payee under such policies.

9.	Borrower shall promptly give written notice to the Lender of any material adverse change in the business, property, assets, operations or conditions, financial or otherwise, of the Borrower, any Event of Default or event which, with passage of time or notice, or both, would be an Event of Default, or of the pendency or threat of any litigation, of any tax deficiency, or of any petition in bankruptcy or other proceeding before any governmental body or official which may affect the financial capacity of the Borrower.

10.	Borrower shall provide CPA prepared “Audit” for fiscal year ending 12/31/04, this to be received within 150 days of fiscal year end.

11.	Borrower agrees that future advances under this line of credit be credited to a demand deposit account of the Borrower at Colorado Business Bank.

12.	No advance against the line of credit shall be made if any default of the loan exists or if any conditions of the covenants have not been met.

13.	Any request for advance, both orally and written, by the Borrower, or its agents certifies that all covenants and conditions of this agreement have been met and that no default exists.

14.	Guarantor Donald Wingerter will provide Bank annually an updated personal financial statement and federal income tax return.

15.	Borrower agrees to carry all business depository accounts with Lender bank.

Upon the occurrence of any event of default, the Lender may declare the entire principal amount of indebtedness of the Borrower to the Lender then outstanding and the interest accrued thereon to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, or other notice of default of any kind, all of which are hereby waived by the Borrower, and all obligations, if any, of the Lender to the Borrower shall immediately cease and terminate. No delays on the part of the Lender in exercising any rights, power or privilege hereunder shall operate as a waiver thereof, nor shall any partial exercise of any other right, power or privilege. The rights and remedies are cumulative and not exclusive of any right or remedy which the Lender shall otherwise have.

For the purpose of loan documentation, this Letter Agreement and the conditions and restrictions contained herein shall be deemed to be a portion of the loan agreements between the Lender and the parties signing this agreement. It is further understood and agreed that the terms recited herein are not exclusive and are deemed merely to be cumulative with the terms and provisions of all security agreements, notes, and other documents executed in connection with this loan. This letter and the credit facilities made available to Borrower are intended for the use of the Borrower only. No third party rights are intended or conferred by this letter and no other party is, in any way, allowed to rely on the representations contained in this letter. By your acknowledgment of this letter, you agree to the terms and conditions as above outlined.

Sincerely,

/s/    Kent D. Ingram

Vice President

Colorado Business Bank

ACCEPTED AND AGREED:

Borrower:

Sound Surgical Technologies LLC

By:	/s/ Donald B.Wingerter, Jr.	12/13/04
	Donald B. Wingerter, Jr. CEO	Date

ADDENDUM A

Pledged Certificates of Deposit to Sound Surgical Technologies $1.2 Million Line of Credit

A.	$132,297. C.D. # 500004676 owned by Sound Surgical Technologies LLC

B.	$91,170. C.D. # 500004625 owned by William W. Cimino

C.	$18,422. C.D. # 500004668 owned by Douglas D. Foote

D.	$758,111. C.D. # 500004641 owned by Donald B. Wingerter, Jr.